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                           STANDARD INDUSTRIAL LEASE -- NET

                     AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION



1. PARTIES. This Lease, dated, for reference purposes only, October 6, 1988, is made by and between Kay K. Sagara (herein called "Lessor") and Valley Records
- Barney Cohen (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Yolo, State of California, commonly known as 1280 Santa Anita Court, Woodland, California 95695 and described as 63,720 square feet of warehouse and office space and parking spaces for 95 cars. Lease does not include the unimproved property West of the existing parking lot (approximately 3.07 acres). (See attached map). Said real property including the land and all improvements therein, is herein called "the Premises".

3.   TERM.

     3.1 TERM. The term of this Lease shall be for 96 months commencing on November 1, 1988 and ending on October 31, 1996 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $15,349.00, in advance, on the 1st day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $15,349.00 as rent for the month of November 1988 Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $15,349.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.   USE.

     6.1 USE. The Premises shall be used and occupied only for Office and Warehouse or any other use which is reasonably comparable and for no other purpose.

     6.2  COMPLIANCE WITH LAW.

          (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

          (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

     6.3  CONDITION OF PREMISES.

          (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

          (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.   MAINTENANCE, REPAIRS AND ALTERATIONS.

     7.1 LESSEE'S OBLIGATIONS. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

     7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned


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by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

     7.3 LESSOR'S RIGHTS. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

     7.4 LESSOR'S OBLIGATIONS. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor's warranty), Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

     7.5  ALTERATIONS AND ADDITIONS.  (a)  Lessee shall not, without
Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

          (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim.
 In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

          (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8.  INSURANCE INDEMNITY.

     8.1 INSURING PARTY. As used in this Paragraph 8, the term "Insuring Party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party, Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said paragraph 8.2 but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Lessor's liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

     8.2 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     8.3 PROPERTY INSURANCE. (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, which replacement value is now $ _________________, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

          (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

     8.4 INSURANCE POLICIES. Insurance required hereunder shall be in Companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises. Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

     8.5 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.6 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.7 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

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9. DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean the damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

          (b) "Premises Total Destruction" shall herein mean damage or destruction to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.

          (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

     9.2 PARTIAL DAMAGE -- INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to the Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possibly and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

     9.3 PARTIAL DAMAGE -- UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     9.5  DAMAGE NEAR END OF TERM.

          (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue to full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accure, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.7 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return Lessee so much of Lessee's security deposit as has not theretofore been applied to Lessor.

     9.8 WAIVER. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessee shall pay the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease.
All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the maximum rate then allowable by law.

     10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4  PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, the fire sprinkler system and the monthly cost of monitoring said system, and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees.

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                                         -3-                         -------
of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.  DEFAULTS; REMEDIES.

     13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a)  The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     13.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  BROKER'S FEE.

     (a) Upon execution of this Lease by both parties, Lessor shall pay to __________________________________________________________________ Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $_______________, for brokerage services rendered by said broker(s) to Lessor in this transaction.

     (b) Lessor further agrees that if Lessee exercises any Option as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

     (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph 15.

16.  ESTOPPEL CERTIFICATE.

     (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be

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                                         -4-                         -------
conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except XXXXX represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be confirmed by Lessor as a default by Lessee under this Lease.

     (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.  TIME OF ESSENCE. Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30.  SUBORDINATION.

         (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

         (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease " signs, all without rebate of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

NET                                                        INITIALS:
                                                                    -------

                                         -5-                        -------

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assinged to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge has become payable under paragraph
13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraph 13.1(a). 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph
13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regared as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum.
If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46.  INSURING PARTY. The insuring party under this lease shall be the Lessee.

47. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 51 through 52 which constitutes a part of this Lease.

48. OCCUPANCY: Should any governmental authority require any additional improvements because of the Lessee's occupancy, other than that which is stated in this Lease, it shall be at the Lessee's own expense.

49. VANDALISM: Lessee agrees, at Lessee's expense, to maintain in full force for the term of this lease, a policy of burglary insurance which will insure Lessor against any damage to the demised premises as the result of break-in or attempted break-in.

50. This Lease shall replace the Lease dated April 10, 1987 and addendum dated August 25, 1988. This Lease shall go into effect and become binding at the time the above mentioned lease and addendum are assigned to Kay K. Sagara.

See addendum attached hereto and incorporated herein, which provides for changes and additions to this Lease. The Addendum is hereby construed to be an integral and material part of this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

Executed at    Woodland, California               Kay K. Sagara
            --------------------------------   --------------------------------
on                                             By /s/ Kay K. Sagara
   -----------------------------------------     ------------------------------
Address  P.O. Box 1345                         By
       -------------------------------------     ------------------------------
         Woodland, CA 95695
--------------------------------------------       "LESSOR" (Corporate seal)
Executed at  Woodland, California                 Valley Records Company
           ---------------------------------   --------------------------------
on               10-12-88                      By /s/  Barnet J. Cohen
  ------------------------------------------     ------------------------------
Address  1280 Santa Anita Court                By
       -------------------------------------     ------------------------------
         Woodland, California 95695
--------------------------------------------       "LESSEE" (Corporate seal):

FOR THESE FORMS WRITE OR CALL THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 SOUTH FIGUEROA ST., M-1, LOS ANGELES, CA 90071
(213) 687-8777                                                    FORM 204N 780

                                  ADDENDUM TO LEASE

51.  TENANT IMPROVEMENTS.

     The Lessee intends to make improvements to the building including but not limited to insulating the entire West wall of the building (excepting the office area wall), construct a covered patio area, add 5,000 square feet of office space including bathrooms and install skylights and roof insulation in the North warehouse section of the building. The Lessee shall provide the Lessor a copy of the proposed detailed plans and costs.

52.  TENANT IMPROVEMENT COSTS.

     Upon completion of the above improvements the Lessor will pay to the Licensed General Contractor responsible for said improvements, an amount not to exceed One Hundred and Fifty Thousand Dollars ($150,000.00). The actual amount paid by the Lessor for the Tenant Improvements shall be returned to the Lessor by the Lessee paying additional rent amortized over a four (4) year period including twelve (12%) percent interest. EXAMPLE: If the Tenant Improvements cost is One Hundred and Fifty Thousand Dollars ($150,000.00), the rent increase beginning upon Lessor's payment for the Tenant Improvements, will be Three Thousand Nine Hundred and Fifty Dollars and Seven Cents ($3,950.07) per month for forty eight (48) months.

LESSOR:                                           LESSEE:
KAY K. SAGARA                                     BARNEY COHEN/VALLEY RECORDS


BY: /s/ Kay K. Sagara                             BY: /s/ Barnet J. Cohen
   ---------------------------                       ---------------------------

DATE:       11/17/88                              DATE:      10-12-88
     -------------------------                         -------------------------

                               SECOND ADDENDUM TO LEASE

     This Addendum relates to that certain Lease dated October 6, 1988, between KAY K. SAGARA ("Lessor") and VALLEY RECORDS--BARNEY COHEN ("Lessee"), the term of which was originally scheduled to begin November 1, 1988, and which was executed by BARNEY COHEN on October 12, 1988 (the "Lease").

                                       RECITALS

     A. Lessor is the owner of the premises described in paragraph 2 of the Lease (the "Premises").

     B. Lessor has leased the Premises to PANATTONI, OATES & MASSIE DEVELOPMENT COMPANY, a general partnership ("Panattoni"), pursuant to a lease dated June 20, 1986, and expiring on June 30, 1991 (the "Master Lease").

     C. Lessee is the Subtenant under a Sublease dated April 10, 1987, pursuant to which PANATTONI DEVELOPMENT COMPANY subleased approximately 41,600 square feet of the Premises to Lessee for a term commencing on June 1, 1987, and ending on June 30, 1991 (the "Sublease").

     D. Pursuant to paragraph 54 of the Master Lease, Lessor has the right to terminate the Master Lease upon 30 days' written notice to Panattoni. In such event, the Sublease shall be assigned by Panattoni to Lessor without consideration except for the proration of commissions.

     E. Pursuant to paragraph 57 of the Master Lease, in the event the Sublease has tenant improvements amortized beyond the termination of the Master Lease, Lessor may reimburse Panattoni for the unamortized principal of such tenant improvements or may continue to amortize such payments until the principal of such tenant improvements has been paid in full.

     F. Subject to Lessor's termination of the Master Lease and the assignment of the Sublease by Panattoni to Lessor, Lessor and Lessee desire to terminate the Sublease and to enter into the Lease effective December 1, 1988.

                                       ADDENDUM

     1. DEPOSIT. Lessee represents and warrants to Lessor that Lessee has deposited a security deposit with Panattoni pursuant to the Sublease in the amount of Eleven Thousand Seven Hundred Fifty Dollars ($11,750). Lessor agrees to give Lessee credit for such deposit against the security deposit required under paragraph 5 of the Lease immediately upon Lessor's receipt of such deposit from Panattoni.

     2.   TENANT IMPROVEMENTS.

          A. Lessee represents and warrants to Lessor that Panattoni made tenant improvements pursuant to the Sublease in the amount of Three Hundred Thousand Dollars ($300,000), which tenant improvements are being amortized over forty-four (44) months at the rate of Six Thousand Eight Hundred Eighteen and 18/100ths Dollars ($6,818.18) per month.

          B. Lessee further represents and warrants to Lessor that twelve (12) payments of Six Thousand Eight Hundred Eighteen and 18/100ths Dollars ($6,818.18) have been made by Lessee to Panattoni through October 1, 1988, and that Lessee shall make an additional payment of Six Thousand Eight Hundred Eighteen and 18/100ths Dollars ($6,818.18) to Panattoni on November 1, 1988.

          C. Lessee further represents and warrants to Lessor that no additional tenant improvements have been made by Panattoni on behalf of Lessee pursuant to the Sublease, and that upon payment of thirty-two (32) additional payments of Six Thousand Eight Hundred Eighteen and 18/100ths Dollars ($6,818.18) to Panattoni, the tenant improvements made to the Premises pursuant to the Sublease will have been fully amortized.

          D. Lessor agrees to pay to Panattoni from the rent received under paragraph 4 of the Lease the sum of Six Thousand Eight Hundred Eighteen and 18/100ths Dollars ($6,818.18) commencing on December 1, 1988, and terminating on June 1, 1991, in payment of Lessee's obligation to amortize Lessee's tenant improvements pursuant to the Sublease.

     3. STATUS OF SUBLEASE. Lessee represents and warrants to Lessor that neither Lessee nor Panattoni is in default under the Sublease.

     In all other respects, the Lease executed by Lessee on October 6, 1988, shall remain in full force and effect.

     DATED:  10-18, 1988.


                                          /s/ Barnet J. Cohen
                                        ----------------------------------------
                                              BARNEY COHEN/VALLEY RECORDS


                                          /s/ Kay K. Sagara
                                        ----------------------------------------
                                                     KAY K. SAGARA

                       TENANT'S OFFSET AND ESTOPPEL CERTIFICATE
                            AND PARTIAL AMENDMENT OF LEASE

     THIS AGREEMENT is entered into by and between BETTY KUHN ("Buyer"), KAY SAGARA ("Lessor"), and VALLEY RECORDS - BARNEY COHEN ("Lessee"), with respect to that certain lease between Lessor and Lessee dated October 6, 1988, covering those premises commonly known as 1280 Santa Anita Court, Woodland, California, consisting of a 63,720 square foot warehouse and office space and parking spaces for 95 cars (the "Lease").

     Lessor intends to sell the above described real property and the improvements thereon to Buyer. Lessee makes the following representations and agreements for the benefit and protection of Buyer, with the understanding and intent that Buyer will rely upon Lessee's representations and agreements in purchasing such real property and improvements and in taking an assignment of Lessor's interest under the Lease. Lessor, Buyer and Lessee also desire to amend the Lease to clarify the understanding of the parties as to several provisions of the Lease, and enter into this Agreement to do so. Lessor, Buyer and Lessee agree that the terms of this Agreement shall bind the parties effective upon Buyer's purchase of the real property from Lessor. Lessee hereby certifies and represents to Buyer, its attorneys and representatives, with respect to the Lease as follows:

     1. Lessee is in full and complete possession of the premises covered by the Lease (the "Premises"). Lessee accepts and hereby ratifies the determination of the square footage of the Premises provided in the Lease. Lessee acknowledges and agrees that the Lease does not include the unimproved property west of the existing parking lot, which unimproved property consists of approximately 3.07 acres (the "Unimproved Property"), and that Lessee has no rights to use or occupy such Unimproved Property.

     2. All space and improvements covered by the Lease have been completed and furnished in accordance with provisions of the Lease and to the satisfaction of Lessee, and Lessee has fully accepted the Premises.

     3. Lessor has satisfied all commitments, arrangements, lease buy-outs or understandings made to induce Lessee to enter into the Lease (including, without limitation, any and all commitments, arrangements, lease buy-outs or understandings in connection with the substitution of the Lease for the prior lease dated April 10, 1987, and addendum dated August 25, 1988, which prior lease and addendum Lessee hereby acknowledges and agrees have terminated), and Lessor is not in default in any way in the performance of the terms and provisions of the Lease, nor is there now any fact or condition which, with notice or the passage of time, or both, would become such a default.

     4. Lessee is not in default in any way under the terms and provisions of the Lease, nor are there any facts or conditions which, with notice or the passage of time, or both, would become such a default.

     5. Lessee has not assigned, sublet, transferred or hypothecated Lessee's interest under the Lease.

     6. The copy of the Lease that is attached hereto as Exhibit A with each page initialled by the undersigned, is for a total term of ninety-six (96) months commencing November 1, 1988, and ending on October 31, 1996, and has not been modified, altered or amended in any respect and contains the entire agreement between Lessor and Lessee except as follows:

          A. The current replacement value of the improvements on the Premises, for the purposes of the insurance policy or policies required by
     Section 8.3(a) of the Lease, is ONE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($l,700,000);

          B. Pursuant to Sections 51 and 52 of the Lease, Lessee shall cause certain improvements to be made to the Premises (including, without limitation, insulation of the entire west wall of the building excepting the office area wall, construction of a covered patio area, addition of 5,000 square feet of office space, construction of bathrooms, and installation of skylights and roof insulation in the north warehouse section of the building) pursuant to the plans and specifications for such improvements that Lessee shall prepare or obtain. Such plans and specifications must be approved by Lessor (or, if not approved before Buyer's purchase of the Premises, then by Buyer) before the commencement of any work. The Lease requires Lessor to pay directly to the licensed general contractor making such improvements an amount not to exceed ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) for such improvements, and Lessee hereby agrees that Lessee shall be solely responsible for all design, construction and material costs and expenses incurred for such improvements that exceed the ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) to be paid by Lessor. If and when Buyer purchases the Premises from Lessor, Buyer, as Lessor's successor under the Lease, shall be responsible for paying the up to ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) required to be paid by Lessor, which Buyer shall pay as follows: (1) Buyer shall pay FIFTY THOUSAND DOLLARS ($50,000) on March 1, 1989, by check made payable jointly to

     Lessee and to the licensed general contractor making such improvements; (2) Buyer shall pay the second FIFTY THOUSAND DOLLARS ($5O,OOO) on April 1, 1989, by check made payable jointly to Lessee and to the general contractor making such improvements; and (3) Buyer shall pay the final payment of up to FIFTY THOUSAND DOLLARS ($5O,OOO) for such improvements by check made payable jointly to Lessee and to the general contractor making such improvements when both (a) the City of Woodland and Lessee have acknowledged their final acceptance and approval of all of the improvements, and (b) satisfactory waivers of all mechanic's liens and other lien rights have been delivered to Buyer from all contractors, subcontractors and material suppliers, or the time for filing such liens has expired. The amount actually paid by Buyer for such improvements (the "TI Cost") shall be repaid, with interest at the rate of twelve percent (12%) per annum, by Lessee as additional rent over forty-eight (48) months pursuant to Section 52 of the Lease. Lessee hereby agrees that if the Lease terminates for any reason before Lessee has fully repaid the TI Cost, the entire unpaid principal balance of the TI Cost and all accrued interest thereon shall become immediately due and payable. Lessee hereby agrees that Lessee shall not permit any lien or encumbrance to be placed upon the Premises as a result of or in connection with Lessee's obligation to pay for Lessee's share of the cost of the design, construction or materials for such improvements, and shall indemnify, defend, and hold Buyer and the Premises harmless therefrom;

          C. Lessee is hereby granted the option to extend the term of the Lease on the same terms and conditions as set forth therein (as modified hereby) excepting only the rental rate, for one (1) additional period of five (5) years (the "Extended Term") by giving written notice of Lessee's exercise of this option to Buyer at least one hundred eighty (180) days prior to the expiration of the initial lease term provided in the Lease, provided, however, that if Lessee is in default on the date of giving notice of the exercise of the option, or if Lessee is in default on the date that the Extended Term is to commence, the Extended Term shall not commence and the Lease shall expire at the end of the initial term. The rental rate during the Extended Term shall be the then current market rent. Lessee and Buyer shall agree upon the then current market rent within thirty (30) days after Lessee gives Lessee's notice exercising the option to extend the term of the Lease. In the event that they are unable to agree as to the then current market rent within such time, Lessee and Buyer shall each select and retain an MAI appraiser within fifteen (15) days thereafter. The two appraisers shall mutually attempt to reach an agreement as to the then current market rent. In the event that the two appraisers are not able to reach an agreement as to the then current market rent within thirty (30) days after the last of such two appraisers is retained, the two appraisers shall select and retain a third MAI appraiser who shall unilaterally determine the then current market rent. The determination of the appraiser(s) shall be final, binding and conclusive upon Lessee and Buyer, and the cost and expense of retaining the appraisers shall be shared equally by Lessee and Buyer; and

          D. Lessee is hereby granted a right of first refusal to lease and develop the remaining approximately 3.07 acres described in Section 1 above as the "Unimproved Property." The term of the right of first refusal granted hereby shall commence upon Buyer's purchase of the Premises and the Unimproved Property and shall terminate one hundred eighty (180) days prior to the expiration of the initial term of the Lease or upon the sooner termination of the Lease for any reason. During the term of this right of first refusal, Buyer shall give Lessee written notice whenever Buyer receives a bona fide offer to lease and develop the Unimproved Property, and Lessee shall have ten (10) working days thereafter in which to notify Buyer in writing that Lessee shall exercise Lessee's right to lease and develop the Unimproved Property on the same terms and conditions specified in Buyer's notice. If Lessee does not deliver such notice to Buyer, Buyer shall be free to enter into a lease with any other person or entity on the terms and conditions specified in Buyer's notice and the right of first refusal granted herein shall terminate; provided, however, that if a lease is not entered into on the same terms and conditions specified in the notice given by Buyer to Lessee, Lessee's right of first refusal shall not be terminated and Buyer shall be required to give Lessee a new notice and a new opportunity to exercise Lessee's right of first refusal in the matter specified above before leasing the Unimproved Property on different terms.

     7. As of the date of this Offset and Estoppel Certificate, the annual base rent under the Lease is FIFTEEN THOUSAND THREE HUNDRED FORTY-NINE DOLLARS ($15,349), and Lessee is current in the payment of rent to

Lessor. The amount of the base annual rent will not decrease at any time during the term of the Lease. In addition to the base rent, Lessee pays all maintenance costs and expenses (and is responsible for performing all maintenance and repairs) and for all utilities and services supplied to the Premises, all personal property taxes on Lessee's personal property, and all real property taxes, assessments and payments on bonds for that portion of the real property occupied by the Premises (i.e., (a) one-half (1/2) of all real property taxes, assessments and payments on bonds levied against the entire real property of which the Premises are a part, and (b) all taxes on the building and all other improvements located on the real property). The annual base rent does not include the additional rent Lessee shall pay to repay the TI Cost, as described in subparagraph 6B above.

     8. There are no offsets or credits against annual base rent, additional rent or any other payments payable by Lessee under the Lease, and Lessee has not made any payment to Lessor as advance or prepaid rent, although Lessee has paid to Lessor a security deposit of FIFTEEN THOUSAND THREE HUNDRED FORTY-NINE DOLLARS ($15,349) pursuant to Section 5 of the Lease.

     9.   Notwithstanding the provisions of Section 39 (including subsections
39.1 through and including 39.4) of the Lease, Lessee does not have (a) any option or other right to renew or extend the term of the Lease, (b) any option or preferential right to purchase all or any part of the Premises or all or any part of the real property of which the Premises are a part, or (c) any right, title, or interest with respect to the Premises other than as Lessee under the Lease. There are no understandings, contracts, agreements or commitments of any kind whatsoever with respect to the Lease for the Premises, except as expressly provided in the Lease or as set forth in paragraph 6 above.

     10. The Lease is in full force and effect. Lessee has no defenses, setoffs, counterclaims or credits against Lessor or against the payments required to be made by Lessee under the Lease, including, without limitation, defenses, offsets, counterclaims or credits arising out of the Lease or the operation or maintenance of the Premises or of the real property of which the Premises are a part or in any way relating thereto or arising out of any other transaction between Lessee and either Lessor or Panattoni, Oates & Massie Development Company, a general partnership. Lessee waives any and all claims it might have against Lessor or Buyer (as Lessor's successor as to Lessor's interest in the Lease and the Premises) which arise out of any acts or omissions of Lessor or Panattoni, Oates & Massie Development Company, a general partnership, arising prior to the date of this Offset and Estoppel Certificate, including, without limitation, the computation, allocation and charging of any or all costs and expenses to Lessee, and Lessee hereby certifies that such costs and expenses have been properly computed, allocated and charged.

     11. Lessee has received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents or other payments required to be made thereby.

     12. Lessee represents and warrants to Buyer that Lessee has not caused or permitted any hazardous or toxic material, substance or waste, to be used, stored, brought upon, disposed of or created on the Premises or the real property of which the Premises are a part, and Lessee hereby agrees to indemnify, defend and hold Buyer harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages arising from loss of use of all or any part of the Premises or of such real property, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) that arise during or after the term of this Lease as a result of either breach by Tenant of the above representation and warranty or contamination of such real property by hazardous or toxic materials, substances or wastes for which Lessee is legally liable. For the purposes of this paragraph, the terms "hazardous or toxic material, substance or waste" shall mean any hazardous or toxic material, substance or waste which is or becomes regulated by any local, state or federal law, statute, act, ordinance, regulation or rule.

     DATED: 2/1, 1989.

                                        LESSEE:

                                             VALLEY RECORDS COMPANY

                                             By /s/ Barnet J. Cohen
                                               ---------------------------------
                                             Its     President
                                                --------------------------------

                                             -----------------------------------
                                                         BARNEY COHEN

                                        LESSOR:
                                              /s/  Kay K. Sagara
                                             -----------------------------------
                                                         KAY K. SAGARA
                                              /s/  Shuny H. Sagara
                                             -----------------------------------
                                                        SHUNY H. SAGARA


                                      -- AND --

                                             YOLO PROPERTIES, INC., a California
                                             corporation

                                             By /s/ Yolo Properties
                                               ---------------------------------
                                             Its
                                                --------------------------------
                                        BUYER:

                                               /s/ Betty Kuhn
                                             -----------------------------------
                                                         BETTY KUHN
                                               By Barbara McNairn
                                                  Attorney In Fact

                                  ADDENDUM TO LEASE


This Addendum to Lease is dated the 21st of May, 1992, and herewith made part of that certain Lease dated October 6, 1988, by and between Kay K. Sagara, Landlord, and Barney Cohen, Valley Record Distributors, Inc., Tenant. Betty Kuhn is recognized as the successor to the original lessor pursuant to that certain Tenant's Offset and Estoppel Certificate and Partial Amendment of Lease dated February 1, 1989.

It is agreed that should there be any conflict between the provisions of this Addendum to Lease and the provisions of said Lease, the provisions of this Amendment to Lease shall prevail.

SECTION 3:     TERM

The Lease shall be extended to a term consistent with the terms contained in the Lease for the Pacific Grain Building, executed between Panatonni Development Company as Landlord and Valley Record Distributors, Inc., as Tenant. The extended lease term shall begin November 1, 1996, and run through May 31, 2003. Tenant reserves the right to terminate this extension should the Pacific Grain Lease be terminated.

SECTION 4:     RENT

Lessee shall pay to Lessor as rent for the premises monthly payments of $16,623.00 in advance, on the first day of each month of the extension of the term.

SECTION 7:     MAINTENANCE, REPAIRS AND ALTERATIONS

7.4  Lessor's Obligations

     Lessor will be responsible for replacing the roof prior to October 1, 1993.

The parties hereto have executed this Amendment to Lease on the day and year first written above.

"Landlord"                                   Betty Kuhn

                                             By:   /s/ Betty Kuhn
                                                 -------------------------------

"Tenant"                                     Valley Record Distributors, Inc.

                                             By:  /s/ Robert R. Cain
                                                 -------------------------------